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                                                                    Exhibit 23.3

     We hereby consent to the filing of our opinion as an exhibit to this Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus contained herein.

                                               /s/ Neal, Gerber & Eisenberg